Note 5 - Intangible Assets, Net - Estimated Future Amortization Expense for Intangible Assets (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
2023	$ 1,961	$ 1,981
2024	1,573	1,869
2025	1,163	1,480
2026	1,136	1,135
2027		1,132
Thereafter		3,482
Total intangible assets subject to amortization	$ 10,848	$ 11,079	$ 0